SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant

[ ] Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2)

[X ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12


                                  SULPHCO, INC.
            ---------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2.       Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.       Proposed maximum aggregate value of transaction:

         5. Total fee paid:[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:

         2.       Form, Schedule or Registration Statement No.:

         3.       Filing Party:

         4.       Date Filed.

                                  SULPHCO, INC.

                              1650 Meadow Wood Lane
                               Reno, Nevada 89502

--------------------------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held Friday, June 28, 2002

--------------------------------------------------------------------------------


TO:      The Stockholders of SulphCo, Inc.

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of SulphCo, Inc., a Nevada corporation (the "Company"), will be held at:

TIME:. . . . . . . . .              3:00 p.m., Pacific Standard Time, on Friday,
                                    June 28, 2002.

PLACE. . . . . . . . .              1650 Meadow Wood Lane, Reno, Nevada

ITEMS OF BUSINESS. . .              (1) To elect  three (3) members of the Board
                                    of Directors to serve for one (1) year, or until their successors are duly elected.

                                    (2) To approve  the  selection  of Forbush &
                                    Associates  as  the  independent   Certified
                                    Public Accountant to examine the Company's financial statements.

                                    (3) To transact such other business as may properly come before the Annual Meeting, or any adjournment thereof.

RECORD DATE. . . . . .              Holders  of  Common  Shares of record at the
                                    close  of  business  on June  10,  2002  are
                                    entitled  to  notice  of and to  vote at the
                                    meeting.  A  complete  list of  stockholders
                                    entitled  to vote at the Annual  Meeting for
                                    any  purpose  germane to the Annual  Meeting
                                    will be  available  for  examination  at the
                                    Company's    principal   executive   offices
                                    located  at 1650  Meadow  Wood  Lane,  Reno,
                                    Nevada during ordinary  business hours for a
                                    period of at least  ten (10)  days  prior to
                                    the   Annual   Meeting   and  will  also  be
                                    available  for   inspection  at  the  Annual
                                    Meeting.

ANNUAL REPORT. . . . .              The Annual  Report of the  Company for 2001,
                                    which is not part of the proxy solicitation will be mailed to all stockholders. This
                                    Annual Report contains a cover letter and the Form 10-KSB Annual Report.

PROXY VOTING . . . . .              It  is   important   that  your   shares  be
                                    represented and voted at the Annual Meeting.
                                    MARK, SIGN, DATE AND RETURN PROMPTLY the enclosed proxy card in the postage paid envelope furnished for that purpose. Any
                                    Proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSONS, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          /s/    Rudolf W. Gunnerman
                          ------------------------------------
                                 Rudolf W. Gunnerman, Chairman

Reno, Nevada
June 17, 2002

                                  SULPHCO, INC.

                              1650 Meadow Wood Lane
                               Reno, Nevada 89502

                            (775) 829-1310 Telephone
                               Fax (775) 829-1351

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------


These proxy materials are furnished in connection with the solicitation by the Board of Directors of SULPHCO, INC., a Nevada corporation, ("SulphCo" or the "Company") of proxies to be used at the 2002 Annual Meeting of Shareholders of the Company and at any adjournment thereof.

You are cordially invited to attend SulphCo's Annual Meeting of Shareholders on Friday, June 28, 2002, beginning at 3:00 o'clock p.m., local time, at 1650 Meadow Wood Lane, Reno, Nevada. Shareholders will be admitted beginning at 2:30 p.m.

This Proxy Statement and accompanying forms of proxy and voting instructions are being mailed to holders of capital stock on the record date, which is the close of business on Monday, June 17, 2002.

PROXIES:
--------

Your vote is important. Because many shareholders cannot personally attend the Annual Meeting, it is necessary that a large number be represented by proxy. Shareholders may sign, date and mail their proxies in the postage-paid envelope provided.

Proxies may be revoked at any time before they are exercised by written notice to the Corporate Secretary, by timely notice of a properly executed later dated proxy or by voting in person at the Meeting.

Voting your proxy by mail will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a broker, bank or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the person named in the enclosed form of proxy and acting thereunder will have the discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. SulphCo does not currently anticipate that any other matters will be raised at the Annual Meeting.

SHAREHOLDERS ENTITLED TO VOTE:
-----------------------------

Holders of record of the Company's capital stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

On June 10, 2002, there were 46,827,170 shares of capital stock outstanding. Each share is entitled to one (1) vote on each matter properly to come before the meeting.

REQUIRED VOTE:
-------------

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote generally at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

A plurality of votes duly cast is required for the election of Directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non- votes" are not counted for purposes of the election of Directors.

The affirmative vote by the holders of the majority of the capital stock present in person or represented by proxy and entitled to vote on the matter is required to approve any other matter to be acted upon at the Annual Meeting. An abstention is counted as a vote against and a broker "non-vote" is not counted for purposes of approving other matters to be acted upon at the Annual Meeting.

COST OF PROXY SOLICITATION:
--------------------------

The cost of soliciting proxies will be borne by the Company. Proxies may be solicited on behalf of the Company by officers, directors or employees of the Company in person or by telephone, facsimile transmission, telegram or electronic transmission.

In accordance with the regulations of the SEC, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy material to the beneficial owners of the capital stock of the Company.

ITEMS OF BUSINESS FOR THE SHAREHOLDERS MEETING:

I.       ELECTION OF DIRECTORS:

The present Board of Directors consist of three (3) individuals who are currently serving in that capacity.

The person, Dr. Rudolf W. Gunnerman, named in the enclosed proxy, intends to vote such proxy for the election of the three (3) nominees named below, unless the shareholder indicates on the proxy card that the vote should be withheld from any or all fo such nominees. Each nominee elected as a director will continue in office until his or her successor has been duly qualified and elected, or until his or her earlier death, resignation or retirement.

The Board of Directors has proposed the following nominees for election as directors at the Annual Meeting:

                           Dr. Rudolf Gunnerman
                           Harry P. Holman
                           Alexander H. Walker, Jr.

The Board of Directors recommends a vote for the election of the above named nominees as directors.

The Company expects each nominee for election as a director at the Annual Meeting to be able to accept such nomination. If any nominee is unable to accept such nomination, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. All of such nominees are currently directors. Set forth below is the principle occupation of, and certain other information regarding such nominees:

                                    NOMINEES

Dr. Rudolf Gunnerman, Director of SulphCo's Chairman of the Board and CEO is a 74-year-old entrepreneur who studied Mathematics and Physics at the University of Munich, Germany before immigrating to the United States. Dr. Gunnerman has invented a series of successful technologies, including fireproof building materials and wood pellets. He worked as consultant to the US Government in the field of rocket development and laser research. In his quest to reduce Nitrous Oxide, a major source of ozone depletion, Dr. Gunnerman developed A-55 Clean Fuels and is currently Chairman of Clean Fuels Technology, Inc.

Dr. Gunnerman holds an Honorary Doctorate Decree for physics and a Professorship from the international University of Dubna, Moscow, Russia. He has received an Honorary Doctorate Decree in Physics from the VNIGRI (All Union Petroleum Exploration Institute) in St. Petersburg, which is one of the oldest petroleum exploration institutes in the world. He also received an Honorary Doctorate

Decree in Physics from the Flinders University in Australia and the Kapitsa Medal of Honor which is being given to outstanding scientists throughout the world. He has received the Albert Einstein Gold Medal of Honor in Physics from the USA Branch of the Russian Academy of Natural Sciences in USA. He has received the Russian Knight of Sciences and Arts Award from the Russian Academy of Natural Sciences. Dr. Gunnerman and President Putin are among recipients of this award. Dr. Gunnerman is a member of the International Hall of Fame for Science and Technology, is an active member of the New York Academy of Sciences and has received numerious other awards. He holds more than 200 US and international patents.

Alexander H. Walker, Jr., age 76, is a Director of the Company. Mr. Walker has served as a Director since July 1, 1999. He received his B.A. from Waynesburg College in 1950 and his J.D. from the University of Pittsburgh School of Law in 1952. Since 1956 Mr. Walker has been a practicing attorney, which practice has included trial and transactional work, with an emphasis on corporate securities matters. After serving as the Attorney Advisor for the Division of Corporate Finance in Washington D.C. from 1954 to 1955, Mr. Walker served as the Attorney in charge of the Salt Lake City, Utah Branch of the Securities and Exchange Commission from 1955 to 1956. From 1956 through the present, Mr. Walker has maintained a private practice. He maintains licenses in both Utah and Pennsylvania.

Harry P. Holman, age 66, is a Director and the Secretary of the Company and has been an active participant in the security business, specializing in bringing private companies public on the stock exchange. Mr. Holman has been a consistent top producer over the last 30 years with three New York stock exchange firms. In 1980, he was awarded the National Account Executive of the Year at Birr Wilson & Co. Mr. Holman recently retired in November 2000 as First Vic President with the firm Dain Rauscher. Mr. Holman is the former owner and president of several private business enterprises. Mr. Holman is a graduate of the University of Southern California in 1957 with a Bachelor of Science degree in business administration. He is the founder of the Northern Nevada University of Southern California Alumni Club.

SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS:

The following table sets forth information concerning the beneficial ownership of the Company's capital stock as of May 10, 2002 for (a) each director and each of the nominees for director; (b) each of the officers; and (c) directors and executive officers as a group;

Name-Ownership                                       Number of     Percent
                                                  Common Shares

Rudolf & Doris Gunnerman                            11,400,000
Rudolf Gunnerman, Chairman & CEO                    17,891,500
1650 Meadowwood Lane Reno, Nevada 89502            ___________
(a) (b)                                             29,291,500       63%

Alexander H. Walker, Jr.  Director                  4,225,0001        9%
50 West Liberty Street, Suite 880 Reno, Nevada

89501
(a) (b) (1)
Harry P. Holman, Director                           1,194,875         3%
1650 Meadowwood Lane Reno, Nevada 89502
All Directors and Officers as a Group               34,711,375       75%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE:

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of holdings and transactions in the Company's common stock with the SEC. Based on the Company records an other information, the Company believes that a SEC filing requirements applicable to its directors and officers with respect to the Company's calendar year ending December 31, 2001 were complied with.

COMPENSATION OF DIRECTORS:

                                        SUMMARY COMPENSATION TABLE
                                                                                          Long Term
Name of Officer and             Fiscal                    Other Annual                   Compensation
Principal Position              Year     Salary           Compensation                  Awards-Options
------------------              -----    ------           ------------                  --------------
Rudolf Gunnerman                2001     $ None          $   139,166.65                     None
Chairman of the                 2000     $ None          $   None                           7,500,000 shares
the Board and Director          1999     $ None          $   None                           None

Alexander H. Walker, Jr.        2001     $ None          $   None                           None
Director                        2000     $ None          $   None                           1,000,000 shares
                                1999     $ None          $   None                           None

Harry P. Holman                 2001     $ None          $   7,500.00                       None
Director and Secretary          2000     $ None          $   1,000                          106,000 shares
                                1999     $ None          $   None                           None

COMMITTEES OF THE BOARD OF DIRECTORS:

The Company has a standing Audit Committee and Finance Committee. The Company currently does not have a standing Nominating Committee. The duties of the
Finance   Committee  include  functions  similar  to  those  of  a  compensation committee.

Finance Committee:
------------------

     (1) Such shares are beneficially owned by Alexander H. Walker, Jr., a Director of SulphCo, Inc., through his ownership and control of Hidden Splendor Resources, the registered owner of record of the 225,000 shares, the remaining 4,000,000 shares are registered in his name.

The members of the Finance Committee are Alexander H. Walker, Jr., who will serve as Chairman and Harry Holman. The Finance Committee is making recommendations to the full Board as to compensation of senior management and will determine the executives who are to receive options and the number of shares subject to each option. The Finance Committee will meet not less than once every calendar year.

Audit Committee:
----------------

The Board has an Audit Committee. The members of the Audit Committee are Alexander H. Walker, Jr., Chairman and Harry Holman. The Audit Committee meets at least once per year in advance of the Annual Meeting of Stockholders of the Company with the Company's independent auditors. As of the date of this Proxy Statement, the Audit Committee has not held a meeting. The Audit Committee acts as a liaison between the Board and the independent auditors and annually recommends to the Board the appointment of the independent auditors. The Audit Committee reviews with the independent auditors the planning and scope of the audits of the financial statements, the results of those audits and the adequacy of the Company's internal accounting controls. The directors and officers of the Company are active in its business on a day-today basis. No family relationships exist between any of the directors and officers of the Company.

The Company's Board of Directors has not yet adopted a written charter for the Audit Committee.

Audit Committee Report

The Company's Audit Committee was formed in March 2001. The Company's Audit Committee has not reviewed and discussed the audited financial statements with management, nor has the Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit only recently has been formed it has not received the written disclosures in the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees), as may be modified or supplemented, and has not discussed with the Company's independent accountant the independent accountant's independence.

The Audit Committee made no formal recommendations to the Board of Directors regarding including the Company's most recent financial statements in the Company's annual report on Form 10-KSB.

II. RATIFICATION OF SELECTION OF AUDITORS:

The Board of Directors of the Company has selected Forbush and Associates, Certified Public Accountants, Reno, Nevada to serve as independent auditors for the Company for the year ending December 31, 2002. The Board of Directors considers Forbush and Associates to be eminently qualified.

Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

The Board of Directors recommends that stockholders vote FOR ratification of the selection of Forbush and Associates to examine the financial statements of the Company for the Company's fiscal year ending December 31, 2002. It is the intention of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

AUDIT FEES
----------

The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the Company's financial statements included in the Company's Forms 10-QSB for the year 2001 totaled $42,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION
FEES
-------------------------------------------------------

The Company incurred no financial information systems design and implementation fees for services rendered by the Company's principal accountant for the most recent fiscal year.

ALL OTHER FEES
--------------

The Company has not incurred fees for services rendered by the Company's principal accountant other than the audit fees described above. Accordingly, the Company's Audit Committee has not considered whether the provision of services other than audit services by the Company's independent accountant is compatible with maintaining the principal accountant's independence because the principal accountant has rendered no such services.

OTHER MATTERS:

The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS:

Stockholder proposals intended to be presented at the 2003 Annual Meeting of Stockholders of the Company must be received by the Company by January 31, 2003 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting. In the event that a stockholder fails to notify the Company by January 31, 2002 of an intent to be present at the Company's 2002 Annual Meeting of Stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretionary authority to vote against the proposal, if presented, without including any information about the proposal in its proxy materials.

ANNUAL REPORT ON FORM 10-KSB:

A copy of the Company's Annual Report on Form 10-KSB, including the financial statements and financial statement schedules for the fiscal year ended December 31, 2001, which has been filed with the Securities and Exchange Commission, is being included with the mailing of the Proxy Statement.

Dated June 17, 2001

                                  /s/ Rudolf W. Gunnerman
                                  -----------------------
                                      Rudolf W. Gunnerman
                                      Chairman and CEO

                                   PROXY CARD
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                OF SULPHCO, INC.
                              MONDAY, JUNE 10, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Rudolf Gunnerman as Proxy, with full power of substitution, to vote as directed all shares of SulphCo, Inc., the undersigned is entitled to vote at the 2002 Annual Meeting of Shareholders of SulphCo, Inc., to be held at 1650 Meadowwood Lane, Reno, Nevada at 3:00 p.m., local time, on Friday, June 28, 2002. This Proxy Card authorizes Dr. Rudolf Gunnerman to vote at his discretion on any other matters which may properly come before the Meeting or any adjournment thereof. If this card contains no specific voting instructions, my (our) shares will be voted "FOR" election of all nominees for Director, "FOR" selection of Forbush and Associates as the Company's independent Certified Public Accountant.

(The Board of Directors recommends a vote "FOR")

1. Election of Directors. The Board of Directors recommends a vote "FOR" the nominees listed below:
FOR all nominees listed below. ____

WITHHOLD AUTHORITY to vote listed below. ___

*EXCEPTIONS ____

Nominees: DR. RUDOLF GUNNERMAN, HARRY HOLMAN, AND ALEXANDER
H. WALKER, JR.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" line and write that nominee's name in the space provided below.)

* Exceptions_______________________________________________________

2. Certified Public Accountant. The Board of Directors recommends a vote "FOR" the selection of Forbush and Associates as the Company's independent Certified Public Accountants to examine the Company's financial statements.
FOR _____ AGAINST _____

3. Other Business. Such other business as may properly come before the meeting.
FOR _____ AGAINST _____

To change your address, please mark here and correct your address as it appears.
____

PLEASE SIGN EXACTLY AS NAME OR NAMES APPEAR ON THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN, GUARDIAN OR CORPORATE OFFICER, GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.

Dated: _____________, 2001          -----------------------------------
                                    (Signature of Shareholder)

                                    -----------------------------------
                                    (Signature of Shareholder)

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.